<FILENAME>ims053105bbu_ex99-1.txt
                                                                    EXHIBIT 99.1
                           SHARE-EXCHANGE AGREEMENT

    This agreement entered into as of the 27th day of May 2005, but to be effective May 31, 2005, between International Monetary Systems, Ltd. (Buyer), a Wisconsin corporation, and Deborah Lombardi (Seller), a resident of Southington, Connecticut, is for the purchase of all outstanding shares of Barter Business Unlimited, Inc (BBU), a Connecticut corporation.

    For consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                ARTICLE I
                            PURCHASE AND SALE

   1.1 Purchase Price. Seller agrees to sell to Buyer and Buyer agrees to purchase all of the outstanding and issued shares of stock of BBU in exchange for $500,000.00 cash 2,050,000 shares of the $0.0001 par value common voting stock of Buyer, and a promissory note in the amount of $350,000.00.

   1.2 Payment. Upon the closing of this Agreement and the assignment of all of Seller's shares in BBU, Buyer will pay to seller $500,000.00, will execute a promissory note payable to seller in the amount of $350,000.00, in the form attached hereto as Exhibit A attached hereto and will issue to Seller
2,050,000 shares of the $0.0001 par value common voting stock of International Monetary Systems, Ltd. These shares are being issued without registration under the Securities Act of 1933 and may not be sold in the public market except under SEC Rule 144, which requires a one-year holding period. At the request of the Seller, up to 50,000 of such shares may be issued to key employees of BBU.

   1.3 Guaranty of Stock Value. Buyer guarantees that Seller will receive a minimum of $700,000.00, net after all commissions, or Fifty Cents ($.50) cash per share net (the "Guaranteed Price"), on 1,400,000 of the shares (the "Guaranteed Shares") that Seller is accepting under this Agreement. Buyer will not guarantee the price on the remaining 650,000 shares of stock being transferred to Seller. To secure this guaranty, Buyer agrees to the following:

   (a) An escrow account shall be established at a financial institution mutually agreed upon by the parties pursuant to an escrow agreement being executed concurrently herewith in the form of Exhibit B attached hereto. For 35 months following closing, Buyer shall deposit $20,000.00 per month into this account by the 20th day of each month with the first payment due by July 20, 2005, so that by June 30, 2008 the escrow account shall contain not less than $700,000. The escrow agent shall be instructed to confirm such payments directly to the Seller.

   (b) If Buyer fails to make the entire deposit of any of the escrow payments that are required by this agreement within ten days after the due date (on or before the 30th day of the month), Buyer agrees to pay seller damages in the amount of $200.00 per calendar day for each day after the 30th of the month through and including the day the full deposit is made. This provision shall apply to each deposit independently of any other deposits.





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   (c) If Buyer fails to make the entire deposit of any of the escrow payments that are required by this agreement on or before the 15th day of the following month, or if Buyer shall violate any of the Covenants set forth in Article III of this Agreement, such failure or violation shall be a Default and Seller shall have the right to require Buyer to make all remaining cash escrow payments required under this Agreement and to require that Buyer immediately buy back all remaining Guaranteed
       Shares held by Seller at the Guaranteed Price within 10 business days of Seller's notice to Buyer of the exercise of this right.

   1.4 Right to Redeem. During the term of this agreement, Seller may require Buyer to buy back up to 40,000 of the Guaranteed Shares per month at the Guaranteed Price. This right is cumulative, so that in the event it is not exercised during any month, it will carry forward and be exercisable in any subsequent month. For example, if Seller does not exercise this right for two consecutive months, the following month Seller would have the right to require Buyer to purchase 120,000 Guaranteed Shares at a price of $60,000.00 Funds to effect such purchases shall be released from the escrow account.

   1.5 Release of Buyer's Obligations - Market Conditions. In the event that at any time beginning one year after the effective date the Buyer's stock is trading in the public market above sixty cents ($.60) per share and average daily trading volume for the Buyer's stock for 20 consecutive trading days is greater than 50,000 shares, and if Seller is eligible to sell shares under Rule 144, Buyer shall have the right to give notice to Seller of such circumstance and to require that Seller elect either: (i) to sell 40,000 of the Guaranteed Shares into the market, (ii) to allow Buyer to redeem such 40,000 Guaranteed Shares at the Guaranteed Price, or (iii) to retain such 40,000 Guaranteed Shares for investment, in which case Buyer shall be relieved of its obligations to make the $20,000 escrow deposit next falling due and to repurchase such
40,000 Guaranteed Shares.   Seller shall notify Buyer of its election
hereunder within ten days following receipt of Buyer's notice. If Seller shall fail to give such notice, Seller shall be deemed to have elected to retain 40,000 Guaranteed Shares for investment pursuant to clause (iii) above.


   1.6 Release of Buyer's Obligations - Prepayment. If at any time after the first anniversary of the effective date all of Buyer's obligations under Paragraph 1.3 above shall have been satisfied, either through the deposit of the full $700,000.00 into the escrow account or through partial release of Buyer's obligations as provided in Paragraph 1.5 above, and if Seller is eligible to sell shares under Rule 144, then Buyer shall have the right to give notice of such circumstance and to require that Seller elect either:
(i) to allow the Buyer to redeem all or any portion of the remaining Guaranteed Shares at the Guaranteed Price, or (ii) to retain all remaining Guaranteed Shares for investment, in which case Buyer shall be relieved of all further obligations of in respect of such remaining Guaranteed Shares.

   1.7 Release from Escrow. At such time as all of Buyer's obligations under Paragraphs 1.3 and 1.4 shall have been satisfied in full, any funds remaining in the escrow account shall be released and paid over to Buyer.

   1.8 Default. In the event of a Default hereunder, Buyer shall pay all of Seller's legal fees and other costs of collection.



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   1.9 Covenant Not to Compete.  Concurrently herewith the parties are entering into a Covenant Not to Compete in the form of Exhibit C attached hereto.

   1.10 Security and Pledge Agreement. The Buyer's obligations under this Agreement, the Promissory Note and the Covenant Not to Compete are subject to the terms of a Security and Pledge Agreement between the parties in the form of Exhibit D attached hereto.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

   2.1 Representations and Warranties. Buyer and Seller hereby covenants, represents and warrants to the other that:

   (a) Organization and Good Standing. It is a corporation duly incorporated and organized, validly existing, in good standing and is up to date in all of the filings and registrations required under the laws of its jurisdiction of incorporation.

   (b) Due Authorization. It has the necessary corporate authority and capacity to enter into this Agreement and the agreements and other instruments contemplated herein and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the agreements and other instruments contemplated herein and the performance of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary corporate action on its part.

   (c) No Violation. It is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, charger or bylaw provision, statute, regulation, order, judgment, decree or law which would be violated, breached by or under which any default would occur as a result of the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement.

   (d) Valid and Binding. It has the full power, legal capacity and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as that enforceability may be (i) limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) subject to general principles of equity. It has taken all actions necessary for the authorization, execution, delivery and performance by it of this Agreement.

   2.2 Representations and Warranties of Seller. Seller further covenants, represents and warrants to Buyer that, save and except as has been disclosed to Buyer:

   (a) Power of Seller. All corporate action on the part of Seller and its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the other transaction documents to which Seller is a party, the consummation of the transactions contemplated thereby, and the performance of all of execution, delivery and performance of this Agreement and the other

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       transaction documents to which Seller is a party, the consummation of the transactions contemplated thereby, and the performance of all of Seller's obligations under this Agreement and the other transaction documents to which it is a party has been taken or will be taken prior to the closing date. This Agreement has been, and the other transaction documents to which Seller is a party on the closing date will be, duly executed and delivered by Seller, and this Agreement is, and each of the other transaction documents to which seller is a party on the closing date will, be a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

   (b) No Conflicts. To its knowledge, Seller's execution, delivery and performance in accordance with the respective terms of this Agreement and other transaction documents to which Seller is a party do not and will not (i) violate or conflict with any governmental requirement, (ii) to its knowledge, breach or constitute a default under any agreement or instrument to which Seller is a party or (iii) result in the creation or imposition of, or afford any person the right to obtain, any lien upon the purchased assets. Furthermore, to its knowledge, the execution and performance by Seller will not result in any of the following:

         (i) the acceleration or mandatory prepayment of any indebtedness of Seller or afford any holder of any of that indebtedness, or any beneficiary of those guaranties, the right to require Seller or Buyer, or any subsidiary to redeem, purchase, or otherwise acquire, reacquire or repay any of that indebtedness, or to perform any of those guaranties;

        (ii) cause or result in the imposition of, or afford any person the right to obtain, a lien upon any property or assets of Seller, or upon any revenues, income or profits of Seller; or

       (iii) result in the revocation, cancellation, suspension or material modification of any governmental approval possessed by Seller at the closing date and necessary for the ownership or lease or the operation of its properties or the carrying on of their business as now conducted including any necessary governmental approval under each applicable environmental law and industry law

   (c) Reports, Notices. To Seller's knowledge, no reports or notices to report, or filings with, any governmental authority are required to be made by Seller for the execution, delivery or performance by Seller of this Agreement, the enforcement against Seller of its obligations thereunder, or the effectuation of the acquisition and the other transactions contemplated thereby.

   (d) Litigation. To Seller's knowledge, the Seller is not aware of any pending or threatened suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation against or affecting any of its assets. To its knowledge, Seller is not in default with respect to any order, writ, injunction, or decree or any federal, state, local, or foreign court, department, agency, or instrumentality. Seller is not presently engaged in any legal action to recover monies due to, or damages sustained by, Seller.

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   (e) Financial Statements.  To Seller's knowledge, since April 1, 2005, except for the distribution of assets specifically contemplated hereby, no material change has occurred in the business, operations, properties or assets, liabilities, condition (financial or other) or results of operations of BBU that could reasonably be expected to have a material adverse effect on its business or operations. It is understood and agreed that the following assets of BBU will be distributed to Seller prior to the closing and are not included in the sale:

        (i) all cash on hand as of the closing date;
       (ii) all automobiles;
      (iii) the personal computer used by the Seller;
       (iv) Personal effects of the Seller located in the Seller's office.

   (f) Disclosure. To the best of Seller's knowledge, and as of the date of this Agreement, the information that has been furnished to Buyer by or on behalf of Seller prior to the date of this Agreement in connection with the transactions contemplated hereby, taken together, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which those statements were made.

   (g) Compliance with Laws.  Seller, to its knowledge:

        (i) possesses all necessary certifications and licenses and similar governmental approvals required for the conduct of its business and

       (ii) is in compliance in all material respects with the terms and conditions of all governmental approvals necessary for the ownership or lease and the operation of its properties and the carrying on of its business as now conducted and

      (iii) Seller has not received, nor to the knowledge of Seller has any employee received, any notice from a governmental authority which asserts, or raises the possibility of assertion of, any non-compliance with any of those governmental requirements and

       (iv) To the knowledge of Seller, no condition or state of facts exists which would provide a valid basis for any such assertion.

   (h) Assets. Seller, to its knowledge, has good and marketable title to the purchased assets, other than assets to be distributed to the Seller as specifically contemplated hereby. All the purchased assets are free and clear of restrictions on or conditions to transfer or assignment, and of liens, pledges, charges, encumbrances, equities, claims Buyer, covenants, conditions, or restrictions. All tangible personal property is in good operating condition and repair, ordinary wear and tear excepted.

   (i) Real Property.  No real property is part of this agreement.

   (j) Customer List. Exhibit E sets forth a complete and accurate list of all of Seller's member accounts, including member balances as of May 31, 2005.

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   (k) Other Material Contracts.  Except as otherwise disclosed, Seller is not a party to, nor is the property of Seller bound by, any representative or agency agreement; any agreement not entered into in the ordinary course of business; and indenture or lease; or any agreement that is unusual in nature or duration that would materially affect the Buyer.

2.3 Buyer's Representations and Warranties.

   (a) Capitalization. As of May 1, 2005, Buyer's authorized capital stock consists of 280,000,000 shares of common stock, par value $0.0001 per share, of which 40,086,404 shares are outstanding and of which 2,286,000 are reserved for issuance under Buyer's Non-qualified Stock Option Plan; and 20,000,000 shares of preferred stock, par value $0.0001 per share. No shares of preferred stock are issued or outstanding.


                                   ARTICLE III
                                    COVENANTS

   3.1 Restriction on Expansion of Buyer's Debt. Buyer agrees that it will not incur indebtedness of more than $2,500,000.00 in addition to that reflected on its December 31, 2004 balance sheet, plus $810,000 of convertible debt acquired in private placements in March and May of 2005, without the express written consent and permission of Seller. Such consent not to be unreasonably withheld.

   3.2 Insider Transactions with Buyer. The officers of Buyer agree that they will not enter into any transactions with Buyer or any of it customers or suppliers without full disclosure and consent of Deborah Lombardi. Such consent not to be unreasonably withheld. A transaction for the purchase of the Buyer corporate building in New Berlin, WI upon all material terms disclosed to Seller has been contemplated and is excluded from this provision.

   3.3 Subordination of Debt Owed to Management. Buyer has previously borrowed funds from Donald Mardak and Danny Weibling, the CEO and CFO of Buyer, as evidence by [2] promissory notes, copies of which have been furnished to Seller. Buyer and Donald Mardak and Danny Weibling agree that these promissory notes will not be accelerated while a balance of more than $200,000.00 is required to be placed in the escrow account. Payment on each of these notes may not exceed $6,000.00 per month plus interest, as outlined in the repayment schedules. Any amounts advanced by management after the date of this Agreement are not subject to the terms of such subordination.

   3.4 Waiver of Officer Severance Plans. In the event of Default on this Agreement, Donald Mardak, Danny Weibling, John E. Strabley and Dale L. Mardak agree to waive all severance payments as provided for in their respective employment contracts. Such waiver will cease to be effective upon Buyer's cure of any Default on this Agreement.

   3.5 Non-Compete Agreements. The Buyer and the Seller have entered into this Agreement in reliance upon Non-Competition Agreements between BBU and each of Sandy Sweig, Lisa Boudreau, Heather Lombardi, and Bettina Gray on the other hand.


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   3.6 Liabilities of BBU.  Seller warrants that BBU shall be free and clear of any liabilities on May 31, 2005, except positive and negative trade account balances incurred before the date of closing, disclosed employee benefit plans, regular periodic tax payments accrued but not yet due and payable and utility and similar bills incurred in the ordinary course of business.

   3.7 Income Taxes. Seller shall cause final income tax returns for BBU for the periods prior to the closing date to be prepared and filed. Buyer hereby appoints Seller its authorized agent for the purpose of preparing and signing such returns. In the event that any taxes are due on the BBU final income tax returns, such amounts will be the responsibility of, and will be paid by, Seller.

   3.8 Indemnifications. Buyer and Seller agree to indemnify each other from and against any and all claims, demands, losses, costs, expenses, liabilities or damages suffered or incurred by either party by any misrepresentation or breach of this agreement by either party.

                                    ARTICLE IV
                               GENERAL PROVISIONS

   4.1 Public Notices. The parties agree that all notices to third parties and all other publicity concerning the purchase of BBU shall be jointly planned and coordinated and no party shall act unilaterally in this regard without the prior approval of the other unless such disclosure shall be required to meet timely disclosure obligations of any party under applicable securities laws and stock exchange rules in circumstances where prior consultation with the other party is not practicable.

   4.2 Lease of BBU Facility. At the closing of this Agreement, Buyer agrees to assume and pay all continuing obligations under the existing lease agreement between BBU and its landlord and to indemnify Seller and hold her harmless from and against any liability in respect thereof.

   4.3 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

   4.4 Notices. All payments and communications which may be or are required to be given by either party shall, in the absence of a specific provision to the contrary, be in writing and delivered or sent by facsimile to the parties at their following respective addresses and shall be deemed to have been received at the time of delivery or facsimile transmission as the case may be. Either party may from time to time change its address by providing written notice to the other party.

For the Seller:       Deborah Lombardi, President
                      212 Westwood Road
                      Southington, CT 06489
                      Facsimile: N.A.

For the Buyer: 	      International Monetary Systems, Ltd.
                      Attn: Donald F. Mardak, President
                      16901 W. Glendale Dr
                      New Berlin, WI 53151
                      Facsimile: (262) 780-3655


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   4.5 Governing Law; Submission to Jurisdiction.  This agreement shall be construed in accordance with the laws of the State of Connecticut. Venue for any disputes arising from this Agreement shall be placed exclusively with the courts of the State of Connecticut. Buyer hereby irrevocably submits to the jurisdiction of any state or Federal court located in the State of Connecticut and agrees that process may be served upon it by any means resulting in actual notice to it.

   4.6 Assignment. Neither this Agreement nor any rights or obligations hereunder shall be assignable by Buyer without the prior written consent of the Seller. Subject thereto, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing herein shall prohibit Buyer from selling any or all of the assets acquired herein, either independently, or as part of a sale of Buyers other assets or a merger or acquisition of Buyer after closing.

   4.7 Entire Agreement. This Agreement and the attached exhibit represent the entire agreement between the parties and any persons who have in the past or who are now representing either of the parties. Each party acknowledges and represents that this Agreement is entered into after full investigation and that no party is relying upon any statement or representation made by any other which is not embodied in this Agreement. Each party acknowledges that it shall have no right to rely upon any amendment, promise, modification, statement or representation made or occurring subsequent to the execution of this Agreement unless the same is in writing and executed by both parties.

   4.8 Further Assurances. The parties shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated hereby and each party hereto shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

   4.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

   4.10 Headings. The headings in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

     International Monetary Systems, Ltd.     Barter Business Unlimited, Inc.


By:  /s/ Donald F. Mardak                By:  /s/ Deborah Lombardi
     ----------------------------             ---------------------------
     Donald F. Mardak, President              Deborah Lombardi, President







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The undersigned hereby consent and agree to the provisions of Paragraphs 3.3,
3.4 and 3.5 of the foregoing Agreement>

By:  /s/ Donald F. Mardak
     ----------------------------
     Donald F. Mardak, individually

By:  /s/ Danny W. Weibling
     ----------------------------
     Danny W. Weibling, individually

By:  /s/ John E. Strabley
     ----------------------------
     John E. Strabley, individually

By:  /s/ Dale L. Mardak
     ----------------------------
     Dale L. Mardak, individually


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